Exhibit 99.1
Exhibit 99.1 MetLife, Inc. Annual Investor Day December 7, 2009 Agenda Topic Presenters Registration / Continental Breakfast Outline of Day Conor Murphy Overview C. Robert Henrikson Investments Steven A. Kandarian Finance William J. Wheeler Investments & Finance Q&A Steven A. Kandarian William J. Wheeler Break MetLife Bank Donna A. DeMaio U.S. Business William J. Mullaney Break International William J. Toppeta Q&A All

Conor Murphy Vice President Investor Relations

Safe Harbor Statement These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission ("SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect MetLife's ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (viii) defaults on MetLife's mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) impairments of goodwill and realized losses or market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for MetLife's products and establishing the liabilities for MetLife's obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefit riders (which may be affected by fair value adjustments arising from changes in MetLife's own credit spread) on certain of MetLife's variable annuity products; (xvi) increased expenses relating to pension and post-retirement benefit plans; (xvii) catastrophe losses; (xviii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xix) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (xx) economic, political, currency and other risks relating to MetLife's international operations; (xxi) availability and effectiveness of reinsurance or indemnification arrangements; (xxii) regulatory, legislative or tax changes that may affect the cost of, or demand for, MetLife's products or services; (xxiii) changes in accounting standards, practices and/or policies; (xxiv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxvi) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxvii) MetLife's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxviii) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at Investor Day and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife, Inc. analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to MetLife, Inc.'s common shareholders, operating earnings available to MetLife, Inc.'s common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting, net of income tax, each of which can fluctuate significantly from period to period, and adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax, discontinued operations other than discontinued real estate, net of income tax, and net income (loss) attributable to noncontrolling interests, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to MetLife, Inc.'s common shareholders, operating earnings available to MetLife, Inc.'s common shareholders per diluted common share and operating return on common equity should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.'s common shareholders, GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share and return on common equity, respectively. Operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net investment gains and losses, net of income tax; adjustments related to net investment gains and losses, net of income tax; adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting, net of income tax; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax; and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to MetLife, Inc.'s common shareholders is defined as operating earnings less preferred stock dividends. All references in these slides and in the presentations made at Investor Day to "operating earnings" should be read as references to "operating earnings available to MetLife, Inc.'s common shareholders." Operating earnings available to MetLife, Inc.'s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at Investor Day to "operating earnings per share" should be read as references to "operating earnings available to MetLife, Inc.'s common shareholders per diluted common share." Operating return on common equity is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by average MetLife, Inc. common equity for the period indicated, excluding accumulated other comprehensive income.

Explanatory Note on Non-GAAP Financial Information (Continued) Managed Assets (as defined below) is a financial measure based on methodologies other than GAAP. MetLife, Inc. utilizes "Managed Assets" to describe assets in its investment portfolio which are actively managed, available for sale and reflected at estimated fair value. MetLife, Inc. believes the use of Managed Assets enhances the understanding and comparability of its investment portfolio by excluding assets such as policy loans, other invested assets, and mortgages held for sale, as substantially all of those assets are not actively managed in MetLife, Inc.'s investment portfolio. Trading securities are also excluded, as these securities are not classified as available for sale. Mortgages and consumer loans and real estate and real estate joint ventures have also been adjusted from carrying value to estimated fair value. A reconciliation of Managed Assets to Total Investments is included in the Appendix to this presentation. Additional information about MetLife, Inc.'s investments is available in MetLife, Inc.'s Quarterly Financial Supplements for the corresponding periods which may be accessed through the Investor Relations portion of MetLife, Inc.'s website (www.metlife.com). Non-GAAP measures, such as Managed Assets, should not be viewed as substitutes for the most directly comparable GAAP measures. For the historical periods presented, reconciliations of the non-GAAP measures used in the presentations made at Investor Day to the most directly comparable GAAP measures are included in the Appendix to this presentation and are on MetLife, Inc.'s website. Additional information about MetLife, Inc.'s historical financial results is also available in MetLife, Inc.'s Quarterly Financial Supplements for the corresponding periods which may be accessed through MetLife, Inc.'s website (www.metlife.com). The non-GAAP measures used in the presentations made at Investor Day should not be viewed as substitutes for the most directly comparable GAAP measures. In the presentations made at Investor Day, MetLife, Inc. provides guidance on its future earnings, earnings per diluted common share and return on common equity on an operating and non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife, Inc. believes it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.

Agenda Topic Presenters Registration / Continental Breakfast Outline of Day Conor Murphy Overview C. Robert Henrikson Investments Steven A. Kandarian Finance William J. Wheeler Investments & Finance Q&A Steven A. Kandarian William J. Wheeler Break MetLife Bank Donna A. DeMaio U.S. Business William J. Mullaney Break International William J. Toppeta Q&A All

C. Robert Henrikson Chairman, President & Chief Executive Officer

Leading with Discipline We have strengthened and protected our franchise We are growing our businesses We are increasing our market share We are maintaining pricing and risk management discipline We are focused on our margins We are positioned to extend our lead

We Stand Alone 1Premiums, fees and other revenues. Source: Publicly available SEC filings. Top-Line1 Growth Over the Trailing 12 Months Ended 9/30/09

MetLife

Focused Growth

MetLife Focus	Product	Market Share	Rank
▪ Holding our market leading position	Group Life[1]	26%	1
▪ Gaining market share where we choose	Variable Annuity[2]	12%	1
▪ Focused on high margin businesses	Group Dental[3]	13%	2
▪ Maintaining our pricing discipline	Group Disability[4]	15%	2
▪ Increasing market share in a growing market	Mexico Life & Major Medical[5]	28%	1

[1]LIMRA Group Life market share based on in-force premium for the twelve months ended 6/30/09.
[2]LIMRA Retail Variable Annuity market share based on deposits for the twelve months ended 9/30/09.
[3]LIMRA and MetLife Research Group Dental market share based on in-force premium for the six months ended 6/30/09. Includes Delta Dental.
[4]LIMRA Group Disability market share based on in-force premium for the twelve months ended 6/30/09.
[5]AMIS Life, Major Medical, and Personal Accident combined premium data for the nine months ended 9/30/09.

4

Recovery of Separate Account Assets: 9/30/09 vs. 6/30/08 Source: Publicly available SEC filings. Separate Account Assets

Impairments as a Percentage of General Account Assets Source: Publicly available SEC filings. ($ Billions) Total Invested Assets at 9/30/09 2 Year Impairments at 9/30/09

Strategic Actions Focused on building value We weren't distracted - we executed on what we needed to do New U.S. Business organization Why we put these businesses together - a growth story Operational Excellence Moving the bar even higher on expenses

Expanding Product Margins Extending our lead Growing our core businesses Expanding our high-margin businesses Organic growth and targeted acquisitions Pricing discipline Walking away where we can't achieve our targets Increasing pricing where experience warrants Enhancing our products New, more simplified products Profitability of recent variable annuity cohorts

Further Expense Improvements We continue to achieve organizational efficiencies through our Operational Excellence initiative Prior Goal $400 million of pre-tax annualized savings by year-end 2010 Already achieved New Goal Increased by $200 million to reach $600 million in pre-tax annualized savings by year-end 2010

And Core Investment Spreads are Improving Increased liquidity at year-end 2008 Significant liquidity flexibility remains Opportunistically moving liquid assets into spread assets Will continue to do so on a disciplined basis

Expansion of Operating ROE 2010 Operating ROE ^ 10% Plus: Underwriting improvement Expense improvement Spread improvement & alternative investments = 200 - 300 ROE bps Plus: Acquisition opportunities remain Capital management = Additional ROE expansion See Appendix for non-GAAP financial information definitions and/or reconciliations.

Steven A. Kandarian Executive Vice President & Chief Investment Officer

We Came Out of the Crisis Strong Proactive actions protected the portfolio Strong liquidity position Well-positioned to seize market opportunities

U.S. Economic Expectations Slow growth recovery Unemployment will remain high Interest rates begin to rise Credit markets stabilize, but real estate remains under pressure S&P 500 5% equity returns assumed for plan

Portfolio Overview

Portfolio Allocation Trend See Appendix for non-GAAP financial information definitions and/or reconciliations.

Cash and Short-Term Investments $22.4 billion at 9/30/09 Business model requires higher cash balances Expect to reduce cash from current levels in 2010 by $3 billion to $5 billion

Structured Finance

Residential Mortgage-Backed Securities AAA AA A BBB BB B CCC & Below MetLife 0.82 0.01 0.02 0.02 0.02 0.02 0.09 Residential Mortgage-Backed Securities $43.4 billion at 9/30/09 Collateral characteristics and tranche selection is key Downgrades do not reflect limited severity of loss

MetLife Non-Agency Prime RMBS $6.7 billion at 9/30/09 53% Super Senior 97% Fixed Rate is key 1Source (Market Represented by 2004-2007 Vintages): Hybrid ARMS and Fixed Rate: Bank of America (10/8/09); LTV: J.P. Morgan (9/11/09); Credit Enhancement: Intex (10/12/09). Statistics MetLife Market1 Hybrid ARMs 3% 53% Fixed Rate 97% 47% Loan-to-Value 67% 70% Credit Enhancement 8.8% 5.6%

MetLife Alt-A Holdings $3.8 billion at 9/30/09 88% Super Senior No Option ARMs and 89% Fixed Rate is key Statistics MetLife Market1 Option ARMs 0% 28% Hybrid ARMs 11% 36% Fixed Rate 89% 36% Loan-to-Value 69% 74% Credit Enhancement 15.8% 8.0% .. 1Source (Market Represented by 2004-2007 Vintages): Option ARMS, Hybrid ARMS and Fixed Rate: Bank of America (10/8/09); LTV: J.P. Morgan (9/11/09); Credit Enhancement: Intex (10/12/09).

RMBS Rated 'B' or 'CCC' $4.9 billion at 9/30/09 Analyzed potential impairments using rating agency expected losses1 Results in only $200 million of additional impairments Actual impairments expected to be lower 1Moody's expected loss when Moody's rated. Average of Fitch and S&P when not rated by Moody's.

Seasoned, High Quality CMBS Holdings $15.5 billion at 9/30/09 89% rated AAA 84% from 2005 and prior vintages vs. 47%1 of the market CMBS Holdings by Vintage Below BBB 67 37 20 15 BBB 103 4 59 87 A 223 26 209 100 AA 545 129 64 29 AAA 9,085 2,908 1,297 528 139 253 558 767 13,818 Total Total 10,023 3,104 1,649 759 15,535 2004 and Prior 2005 2006 2007 2008 AAA 9085 2908 1297 528 0 AA 545 129 64 29 0 A 223 26 209 100 0 BBB 103 4 59 87 0 Below BBB 67 37 20 15 0 ($ Millions) 1Source: Barclays U.S. CMBS Index, 9/30/09.

Credit

Credit AAA AA A BBB BB B CCC and Below MetLife 0.061 0.117 0.337 0.366 0.068 0.04 0.011 $126.2 billion at 9/30/091 28% Private Placements Diversified by sector and issuer Ratings Profile 1Includes U.S. Corporate Securities ($71.6 billion), Foreign Corporate Securities ($36.6 billion), Foreign Government Securities ($11.4 billion), State and Political Subdivision Securities ($6.5 billion) and Other Fixed Maturity Securities ($16 million).

Private Placements Leading market position in private placement origination Spread premium to public bonds Structural elements offer significant downside protection Private placements have outperformed public corporate bonds historically

Real Estate

Commercial Mortgages $34.8 billion at 9/30/09 Focus primarily on Class 'A' properties in primary markets Originated lower loan- to-value (LTV) mortgages during market rally LTV at Origination 2001 2002 2003 2004 2005 2006 2007 6/30/1905 MetLife LTV 0.69 0.69 0.65 0.66 0.63 0.62 0.61 0.53 Moodys LTV 0.72 0.73 0.73 0.73 0.71 0.699 CMBS LTV1 MetLife LTV 1Source: Moody's Investor Service.

Commercial Mortgages Below 65% LTV 65-75% LTV 75-80% LTV Above 80% LTV MetLife 0.45 0.25 0.11 0.19 Approximately 1,000 loans 67% average LTV1 2.1x average Debt Service Coverage Ratio (DSCR) Loans above 80% have average DSCR of 1.6x Less than 1% of portfolio with >80% LTV and <1.0x DSCR 1Based on rolling four quarter valuation process at 9/30/09. Commercial Mortgage LTV

MetLife Commercial Mortgage Portfolio Q409 2010 2011 2012 2013 & Beyond Total Loans Maturing 1.5 2.4 4.8 6.8 19.7 Average LTV 0.68 0.73 0.68 0.7 0.64 Loan Maturities ($ Billions) Loan Maturities & Average LTV of Maturing Loans Average LTV of Maturing Loans1 Refinanced $2.6 billion of commercial mortgages in 2009 Average spread of 500 bps for refinanced mortgages Strengthened loans through paydowns, increased amortization and additional collateral 1 LTVs at 9/30/09 for loans maturing in year specified.

Commercial Mortgage Refinance Example Three loans on dominant malls Improved collateral by cross-defaulting and cross-collateralizing loans Lowered LTV by 27% due to pay down of debt Increased spread by over 475 basis points

Real Estate Delinquencies Commercial mortgage valuation allowance of $542 million Covers a 5% default rate Current delinquency rate of 1 basis point

Gains and Losses

Total Unrealized Gains and Losses 6/30/2008 9/30/2008 12/31/2008 3/31/2009 6/30/2009 9/30/2009 Total Loans Maturing 3.996 12.745 22.191 24.365 14.565 1.61 Average LTV 0.54 0.57 0.59 0.65 0.56 ($ Billions) $1.6 billion net unrealized loss at 9/30/09 $11.8 billion gross unrealized loss $10.2 billion gross unrealized gain Net unrealized loss attribution Corporate Credit $1.8 billion U.S. Treasury & Agency $1.2 billion Equity ($0.2) billion CMBS ($1.1) billion ABS ($1.4) billion RMBS ($1.9) billion Net Unrealized Losses

Gross Unrealized Gains and Losses at 9/30/09 ($ Billions)

2009 Projected Post-Tax Realized Gains and Losses1 Quarter 3/31/2009 6/30/2009 9/30/2009 12/31/09E Total 1.0244 0.9048 0.7488 0.4 Economic 1135 597 696 Other 441 795 456 ($ Billions) 2009 Actual and Projected Post-Tax Gross Losses and Impairments $0.9 billion of realized gains $3.1 billion of gross losses and impairments $1.9 billion economic losses $0.7 billion timing and severity $0.3 billion mortgage valuation allowance $0.2 billion foreign exchange liabilities $2.2 billion net realized loss 12009 Full Year Projection. Excludes derivatives gains and losses.

2010 Expectations

Moving Forward Reinvest $4 billion to $7 billion of Cash and U.S. Treasuries in spread assets during 2010 Attractive opportunities for new money Variable investment income improves

Components: Alternative Investments: Corporate Joint Ventures Hedge Funds Real Estate Development Joint Ventures and Funds Prepayments: Corporate Bond Prepayments Commercial Mortgage Prepayments Securities Lending 2010 Plan Variable Investment Income $100-200 Million per Quarter / $400-800 Million for Year 1Mid-point of 2009E range of ($75) million to ($125) million. 2003 2004 2005 2006 2007 2008 2009E 2010 Plan Actual Volatile Income 749 1103 1562 1551 1935 764 -95 800 Range ($ Millions) Annual Variable Investment Income 1

Alternative Investments and Real Estate LBO Funds Hedge Funds Other CJV Real Estate Funds and Development Joint Ventures MetLife 0.34 0.17 0.17 0.32 $8.1 billion at 9/30/09 Real estate expected to remain challenged Alternative investments projected to improve in 2010 Holdings

Securities Lending 12/31/2007 12/31/2008 9/30/2009 Total Loans Maturing 42.9 23.3 21.9 Average LTV 0.54 0.57 0.59 ($ Billions) Securities Lending Balances $21.9 billion at 9/30/09 $3.3 billion on open 91% of loaned assets are U.S. Treasuries, Agencies and Pass- Throughs Maintain program liquidity and size

Opportunities for New Money Corporate credit spreads still above historical averages Potential for attractive structured finance transactions Mortgage platform is a competitive advantage Real estate equity opportunities beginning to emerge

Summary Losses continue to decline Income expected to improve Well-positioned to seize market opportunities

William J. Wheeler Executive Vice President & Chief Financial Officer

Agenda Review of 4th Quarter 2009 Estimated Results Review of Full Year 2009 Estimated Results MetLife Liquidity and Capital Position Review of 2010 Plan Longer Term Outlook

Observations Financial crisis/recession put significant strain on 2009 earnings But our risk management practices, financial strength and leading insurance franchise have been major differentiators As the environment improves, MetLife is well-positioned to succeed We expect meaningful earnings recovery in 2010 But believe a "back to normal" earnings performance will be in the 2011 to 2012 timeframe

Fourth Quarter 2009 Estimate ($ Millions, except per share data) See Appendix for non-GAAP financial information definitions and/or reconciliations.

Fourth Quarter 2009 Estimate: Financial Performance Solid revenue growth Strong International results (+) MetLife Bank reverse and forward mortgage businesses (+) Annuities favorable market impact and net flows (+) Investment results continue to improve Hedge funds and CJVs performing well (+) Losses in real estate funds (-) Realized capital losses improving (+) Underwriting results mixed Institutional (+/-): Group Life (+), Dental (-), Disability (-) Auto & Home catastrophes low (+) Expenses remain under control Operational Excellence is driving solid expense control (+) Pension & post-retirement benefits expense (-) Annual DAC unlockings and other adjustments are not included in results

MetLife Bank Separate financial data to be provided in the 4th quarter QFS reflects the growing importance of MetLife Bank Acquisitions of both reverse and forward mortgage operations during 2008 - no legacy issues Origination volumes of reverse and forward mortgages have increased substantially during 2009 MetLife Bank growth and profitability has been strong this year

Premiums, Fees and Other Revenues Growth 2005 2006 2007 2008 2009E 25975 28071 29685 32863 33455 6.5%1 CAGR ($ Millions) 1Calculated using 2009E mid-point. $32,863 $33,160 - $33,750 1.8%1 Market share increases in recessionary environment Solid growth in MetLife Bank and Group Insurance 2009 growth rate understated Decline in pension closeout sales Adverse currency exchange rates 2009 growth rate of 5.4%, adjusted for above items Premiums, Fees & Other Revenues

Total Assets 2005 2006 2007 2008 2009E General Account & Other 353.7 384 399 381 393 Separate Account 127.9 144 160 121 147 2.9%1 CAGR $535 - $545 $502 7.6%1 1Calculated using 2009E mid-point. $482 $528 $559 $390-$395 $145-$150 Recovery of separate account investment performance Improvement in mark-to- market of general account Revenue growth and positive flows in many areas Total Assets ($ Billions)

2005 2006 2007 2008 2009E Group Term Life Mortality 0.924 0.915 0.916 0.923 0.92 Steady Underwriting Results 2005 2006 2007 2008 2009E Individual Mortality (Gross of Reinsurance) 0.854 0.851 0.864 0.875 0.85 2005 2006 2007 2008 2009E Combined Ratio 0.964 0.872 0.884 0.912148 0.928 Combined Ratio Ex Cats 0.867 0.828 0.863 0.831 0.888 Combined Ratio Combined Ratio Excluding Catastrophes 92.5% - 93.0% 88.5% - 89.0% Individual Mortality Group Term Life Mortality Auto & Home Combined Ratio

Non-Medical Health Underwriting Results 2005 2006 2007 2008 2009E Individual Mortality (Gross of Reinsurance) 0.855 0.849 0.847 0.869 0.89 Higher dental claims activity in late 2008 and 2009 Weaker disability margins in recession Repricing of group coverages will help in 2010 and 2011 Long Term Care pricing improvements will help in 2010 and 2011 Benefits Ratio

Investment Spreads 2005 2006 2007 2008 2009E Annuities 0.0076 0.0067 0.0063 0.0041 0.0043 Group Life 0.0027 0.0021 0.0023 0.0027 0.0024 R&S 0.008 0.0073 0.0078 0.0053 0.0021 Non-Medical Health 0.0015 0.0011 0.0013 0.0004 0.0001 UL/VUL 0.0019 0.0018 0.0017 0.0014 0.0011 Decline in investment spreads driven by: Changes in variable investment income High cash balances Low interest rate environment Portfolio de-risking / focus on liquidity 2.16% 1.90% 1.94% 1.39% 1.00% Weighted Average Investment Spreads 1Mid-point of estimated range. 1

2005 2006 2007 2008 2009E Expense Ratio Excl. MetLife Bank and Pension/PRB 0.211 0.228 0.234 0.212 0.199 MetLife Bank 0.002 0.002 0.002 0.006 0.017 Pension/PRB 0.009 0.008 0.003 0.001 0.015 Operating Expense Ratio1 22.3% 23.8% 23.9% 22.0% 23.0% - 23.4% Successful execution of Operational Excellence initiative MetLife Bank acquisition/ growth alter business mix Significant increase in pension & post-retirement benefit expense 1Operating expense ratio is calculated by dividing operating expenses, excluding amortization of DAC, by premiums, fees and other revenues. See Appendix for non-GAAP financial information definitions and/or reconciliations. Operating Expense Ratio

Operational Excellence Objective: Operational Excellence is a series of enterprise- wide and business unit initiatives designed to build upon MetLife's tradition of success and market leadership, by: Driving effective decision making Increasing productivity and efficiency Accelerating growth in our core markets Reducing complexity Original Goal: $400 million in annualized pre-tax earnings before one-time costs by the end of 2010 ? Achieved New Goal: $600 million through continued execution of original initiatives

Operating Earnings Per Share 2005 2006 2007 2008 2009E 2010P 4.18 5.01 5.99 3.62 2.88 4.2 1Growth rate is calculated for 2009E to 2010P, mid-point to mid-point. 2Adjusted operating earnings per share. See slide 18. See Appendix for non-GAAP financial information definitions and/or reconciliations. 48.1%1 $2.81 - $2.86 2009 results reflective of environment over past year and a half 2010 begins recovery of earnings power Operating Earnings Per Share 2

Dividends Per Common Share 2005 2006 2007 2008 2009 0.52 0.59 0.74 0.74 0.74 9.2% CAGR $0.74 1Payable on December 14, 2009 to shareholders of record as of November 9, 2009. Declared $0.74 on October 30, 20091 One of a few financial services institutions to not reduce or eliminate dividend Dividends Per Common Share

MetLife Liquidity and Capital Position Consolidated 2009 RBC ratio estimated at 355 to 375 Projected 2009 year-end cash & liquid assets at Holding Company is $4.0 billion (before any subsidiary capital contributions) May invest from $0 to $1.0 billion in MLIC to maintain MLIC's RBC above 350 No debt maturities at Holding Company until 2011

AXXX Reserve Solutions AXXX is a conservative reserving standard for universal life 5 funded & long-term letter of credit solutions totaling $9.6 billion of capacity to cover business written through 2009 2010 sales can be covered with current facilities We are funded through peak reserves and the duration of the product Minimal refinance or rollover risk for 30 years Life product emphasis shifting to whole life from universal life

2010 Plan ($ Millions, except per share data) See Appendix for non-GAAP financial information definitions and/or reconciliations.

2010 Premiums, Fees and Other Revenues Growth ($ Millions) 1Growth rate is calculated for 2009E to 2010P, mid-point to mid-point.

Investment Spreads Forecasted variable investment income of $400 million - $800 million in 2010 Reinvestment of cash & U.S. Treasuries during 2010 Attractive new money opportunities (e.g. commercial mortgages) Very little impact from higher interest rates forecast for late 2010 1Weighted average, including variable investment income at plan. 2Mid-point of estimated range. 1.39%1,2 1.00%2 1.24%1 2009E 2010P Weighted Average Investment Spreads

2010 Operating Expense Ratio1 2009E 2010P Expense Ratio Excl. MetLife Bank and Pension/PRB 0.199 0.191 MetLife Bank 0.017 0.018 Pension/PRB 0.015 0.012 21.8% - 22.5% 23.0% - 23.4% 1Operating expense ratio is calculated by dividing operating expenses, excluding amortization of DAC, by premiums, fees and other revenues. See Appendix for non-GAAP financial information definitions and/or reconciliations. Operational Excellence drives further expense savings New Goal of $600 million by end of 2010 Modest decrease in pension costs in 2010 Operating Expense Ratio

2009E 2010P 2.84 4.2 Operating Earnings Per Share 48.1%1 Earnings recovery in most of our businesses +/- 1% movement in S&P 500 this year is equal to approximately +/- $6 million in 2010 $2.81 - $2.86 $4.00 - $4.402 822.6 828.9 Operating Earnings Per Share Average shares outstanding (Millions) 1Growth rate is calculated for 2009E to 2010P, mid-point to mid-point. 2Adjusted operating earnings per share. See slide 18. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Operating Earnings by Line of Business ($ Millions) See Appendix for non-GAAP financial information definitions and/or reconciliations.

2010 Operating ROE 2009E 2010P 0.067 0.098 9.4% - 10.2% 6.6% - 6.7% Revenue growth Some recovery in investment spread Some recovery in separate account performance Expense improvements Operating ROE See Appendix for non-GAAP financial information definitions and/or reconciliations.

Longer Term Outlook for ROE Recovery of alternative asset classes to normal levels Complete reinvestment into full spread assets On-going expense reduction: Operational Excellence and pension & post-retirement benefit expenses Widening product margins Higher long-term interest rates Will add 200 - 300 bps to ROE See Appendix for non-GAAP financial information definitions and/or reconciliations.

Donna A. DeMaio President & CEO MetLife Bank

Who is MetLife Bank? A Direct Bank that leverages the internet and call centers to fulfill customer deposit needs Top 100 bank with $10 billion in deposits A top-tier player in Forward Mortgage space in both the origination and servicing arena A top-tier player in Reverse Mortgage space $13 billion in assets; 200 loan offices; 4,153 employees (1,982 sales)1 MetLife Bank is not in branch banking and does not offer credit cards or checking accounts MetLife Bank is: 1Projected at 12/31/09.

MetLife Bank: Leveraging the Brand Leverage skills, competencies and the MetLife brand Natural cross-sell opportunities with Group, Individual and Bank distribution Creates a platform to pursue growth opportunities Disruption in the industry has provided opportunity for low risk acquisitions yielding higher returns

MetLife Bank Forward Mortgage Originated over $28 billion1 Service over 550,000 customers1 Mostly agency and conforming loans No sub-prime or Alt-A originations 1At 10/31/09.

MetLife®

MetLife Bank Reverse Mortgage

- Loans sold to GNMA, insured by HUD and serviced by MetLife Bank
- Complements MetLife retirement strategy
- Growth industry tied to "baby boomer" market
- Industry market size:
  - 2009 market of $17 billion[1]
  - 2015 market forecasted to grow to $41 billion[1]

[1]*Reverse Market Insight, 2009.*

5

Financials ($ Millions) See Appendix for non-GAAP financial information definitions and/or reconciliations.

Financials ($ Billions, except headcount) See Appendix for non-GAAP financial information definitions and/or reconciliations.

MetLife Bank Focus for 2010 Expand current business lines Optimize the operating model to ensure scalability Leverage the MetLife enterprise

William J. Mullaney President U.S. Business

Formation of the U.S. Business New marketplace realities emerging Saw opportunity to transform the way we do business Brought together Institutional, Individual and Auto & Home to form unified U.S. Business About accelerating growth, increasing margins and extending our lead

Transforming the U.S. Business Customer-Focused Distribution Leverage Sales Power Common Manufacturing Model Expand Solutions Across Markets Holistic Approach to Marketing Capitalize on Insights Aligned Support Functions Facilitate Growth

Deliver Earnings Growth Managing for the Long-Term Portfolio view for critical decision making Risk management Disciplined pricing Margin expansion Aligning for organizational synergies

U.S. Business Financial Results See Appendix for non-GAAP financial information definitions and/or reconciliations.

Market Environment Economic outlook Benefit reductions and cost shifting Intense price competition in some markets Importance of guarantees even greater Consumers substantially underinsured

People can buy the way they want Broad, Diverse Distribution Agency distribution Third party Broker dealer Direct to consumer Employee Benefits Sales

Driving Growth Through Distribution Small business benefits Workplace programs Individual Disability Direct-to-consumer life insurance Direct-to-consumer life insurance Direct-to-consumer life insurance Direct-to-consumer life insurance Direct-to-consumer life insurance

Projected mix of 2010 operating earnings based on announced realignment Auto & Home Insurance Products Retirement Products Corporate Benefit Funding FY 2008 10 45 22 23 Managing the U.S. Business Portfolio See Appendix for non-GAAP financial information definitions and/or reconciliations.

Auto & Home Auto Insurance Home Insurance Other Personal Lines Auto & Home Insurance Products Retirement Products Corporate Benefit Funding FY 2008 10 45 22 23

Auto Insurance: Market Overview $160 billion market1 Vehicle sales rebounding Clear signs prices are firming Direct writers gaining market share2 Combined ratios projected to improve 2007 2008 2009E 2084 2061 1995 ($ Millions) Auto Net Earned Premium 1Conning Research and Consulting - Third Quarter 2009 Property-Casualty Forecast and Analysis. 22009 A.M. Best Report.

Policy sales grow 8% - 11% Exposure decline slows Written premium stabilizes Pricing outlook: 2% - 3% Combined ratio: 95% - 96% Auto Insurance: Outlook for 2010

Insurance Products Group Insurance Life Dental Disability Long Term Care Individual Life Insurance Term Life Whole Life Universal Life Variable Universal Life Auto & Home Insurance Products Retirement Products Corporate Benefit Funding FY 2008 10 45 22 23

Group Insurance: Market Overview High unemployment pressuring premium growth Certain competitors pricing very aggressively in pursuit of top-line growth Increased health care utilization Financial strength less of a differentiator

2005 2006 2007 2008 2009E Group Life Premiums, Fees and Other Revenues 6444 6754 7100 7604 7905 Non-Medical Health Premiums, Fees and Other Revenues 4430 4842 5324 6073 6320 Top-Line Growth Faster Than the Market Diversified product and market mix #1 Market Share1 in Group Life #2 Market Share2 in Group Dental and Disability ($ Millions) Top-Line Growth 1LIMRA U.S. Group Life Sales and In Force, 2009 Second Quarter Results. 2Group Dental: LIMRA and NADP U.S. Group Dental Plans Sales and In Force Report, 2Q2009 and MetLife market research; Group Disability: LIMRA U.S. Group Disability Sales and In Force Report, 2Q2009. CAGR3: 6.9% See Appendix for non-GAAP financial information definitions and/or reconciliations. 3Growth rate is calculated for 2009E to 2010P, mid-point to mid-point.

Operating Expense Ratio: Group Insurance Products 2005 2006 2007 2008 2009E Operating Expense Ratio 0.166 0.161 0.1685 0.15 0.148 16.6% 16.1% 14.6%-15.0% 16.9% 15.0% Operating Expense Ratio See Appendix for non-GAAP financial information definitions and/or reconciliations.

Group Insurance: Outlook for 2010 Top-line growth of 3% to 4% Pricing actions taking effect Aggressive expense management Earnings growth of 25% Enhancing voluntary benefits capabilities

Retirement Products Variable Annuities Fixed Annuities Immediate Annuities Institutional Annuities Auto & Home Insurance Products Retirement Products Corporate Benefit Funding FY 2008 10 45 22 23

Variable Annuities: Market Overview Clear winners and losers emerging Shift in distribution landscape Emergence of simplified and lower cost products 2007 2008 2009E 15135 13893 15200 Variable Annuity Sales See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ Millions)

Variable Annuities: Outlook for 2010 Continued strong sales: $15.1 billion - $15.5 billion plan Manage sales for attractive returns Maintain momentum in core markets Drive additional growth in new markets See Appendix for non-GAAP financial information definitions and/or reconciliations.

October 2007 Cohort Assumptions $100 million block of variable annuities with GMIB Plus 6% issued at October 2007 market peak 10 year waiting period, then annuitization starting in 2017 No lapses, no deaths Steady mortality improvement for annuitization rates

2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 GMIB Income Base 100 106 112 119 126 134 142 150 159 169 179.1 AV 100 69 74 79 83 88 94 99 105 112 118 GMIB Claims Scenario 6% net account value (AV) growth 6% SPIA1 interest In 2017: AV is 34% below GMIB Income Base Adjusting for payouts, current income is at guarantee level Claim cost is zero GMIB Lifetime Income = $9.5 million / year Current Lifetime Income = $9.5 million / year GMIB Income Base = $179 million 34% 0% AV = $118 million 1SPIA = Single Premium Immediate Annuity.

October 2007 Cohort: Conclusions GMIB Claims Scenario (6% Net Fund Growth & 6% SPIA Interest): Zero claims ROI over life of product in high single digits Future ROEs in mid-teens At 5% Net Fund Growth & 5% SPIA Interest: Modest claims ROI over life of product in mid-single digits Future ROEs in high single digits Diversification of business: October 2007 VA sales < 0.5% of total Individual Annuity block Full Year 2007 VA sales < 5% of total Individual Annuity block

Corporate Benefit Funding Pension Risk Solutions Structured Settlements Stable Value & Investment Products Benefit Funding Solutions Auto & Home Insurance Products Retirement Products Corporate Benefit Funding FY 2008 10 45 22 23

Structured Settlements: Market Overview Consistent market size Traditionally, highly competitive market Several competitors have exited the market Pricing and returns more attractive 2007 2008 2009E 661 857 1150 ($ Millions) Structured Settlements Sales See Appendix for non-GAAP financial information definitions and/or reconciliations.

Structured Settlements: Outlook for 2010 Planned sales of $800 million - $900 million Potential for new entrants Returns will drive sales levels Focus on broker relationships Capacity and scale See Appendix for non-GAAP financial information definitions and/or reconciliations.

Pension Closeouts: Market Overview Plan funding levels recovering Heightened customer awareness of risks in managing pensions Greater appreciation for guarantees 2007 2008 2009E 147 1465 950 Closeout Sales (US/UK) See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ Millions)

Pension Closeouts: Outlook for 2010 Significant sales: $1.75 billion - $2.00 billion plan Dependent on economic climate Differentiated, innovative solutions Capacity for large, complex deals See Appendix for non-GAAP financial information definitions and/or reconciliations.

Summary Solid top-line growth expected in 2010 Continued pricing discipline Aggressive expense management Strong earnings growth Strategic investments for the future

William J. Toppeta President International

Leading from Strength Consistently strong growth Top market positions Excellent 2009 performance Leveraging MetLife's proven competencies Decisive actions/diversification position future success Executing strategic growth initiatives Accelerating growth in 2010

2005 2006 2007 2008 2009E PFOI 2785 3544 4115 4583 4200 $4,115 $4,583 International: A Powerful Growth Engine $3,554 $4,100 - $4,300 11% CAGR1 (15% Constant FX CAGR1) $2,785 ($ Millions) 1Calculated using 2009E mid-point. Premiums, Fees and Other Revenues

2005 2006 2007 2008 2009E Earnings 227 228 568 479 555 $568 $479 Strong Bottom Line Growth $228 $550 - $560 25% CAGR1 (32% Constant FX CAGR1) $229 1Calculated using 2009E mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. ($ Millions) Operating Earnings

MetLife

Top Positions in Many Key Markets

Mexico	Life, Medical and Personal Accident[1]
Japan	Variable Annuities[2]
Chile	Institutional Life and Payout Annuities[3]
UK	Variable Annuities[4]
Brazil	Institutional Pension[5]

[1]Life, Major Medical and Personal Accident combined premium (EstadisticAMIS, September 2009).
[2]Variable Annuity Assets Under Management (Hoken Mainichi News, March 2009).
[3]Institutional Life Premium and Payout Annuity Sales (Superintendecia de Valores y Seguros, 1Q 2009).
[4]Variable Annuity Sales (Watson Wyatt, 2Q 2009).
[5]Institutional Pension Assets Under Management (Brazil Pension Association, July 2009).

5

2009 Achievements Met earnings and ROE objectives Grew Japan distribution and Japan Post penetration Accelerated growth in Mexico group and individual businesses Expanded Brazil dental

Strong Growth Ahead ($ Millions) 1Growth rate is calculated for 2009E to 2010P, mid-point to mid-point. 2Adjusted to reflect ($40) million of the following items: Argentina Pesification ($100) million, Japan and other ($10) million, and foreign exchange impact $70 million. See Appendix for non-GAAP financial information definitions and/or reconciliations.

Attract strong, compatible talent Customer and distributor appeal Strong customer and regulator relationships Product management Hedging competency Investment and Asset-Liability Management expertise Building proprietary distribution 3rd party distributor training, support and service Education, needs-based approach Thought leadership, ethics and compliance discipline Service delivery and customer relationships Building green-field businesses and joint ventures Management of a portfolio of businesses Risk Management Reputation & Financial Strength International Expertise Distribution Expertise Consumer Focus Leveraging MetLife's Competencies to Win Globally

Decisive Actions Differentiate Us Significant business investments Distribution expansion Emerging markets Operating platforms Risk management and underwriting Disciplined hedging program De-risked and repriced products Expense management Customer retention

2009 Banks 18 DM 8 Financial Advisors 5 Institutional Private 16 Institutional Public 14 Proprietary Agents 28 Worksite Marketing 11 2009 Group Life 18 Medical 9 UL 11 Traditional Life 26 Payment Protection 13 VA/VUL 9 Fixed Annuity 6 A&H and Other 8 Diversification Strengthens Risk Management and Growth Product Distribution Premiums, Fees and Other Revenues (2009E)

Europe1: Future Growth Opportunity 2009E 2010P 2011P 413 528 680 $400 - $425 28% CAGR2 $600 - $750 2009E 2010P 2011P 1111 2119 3400 75% CAGR2 ($ Millions) ($ Millions) $500 - $550 $1,075 - $1,150 $2,000 - $2,200 $3,300 - $3,500 1 Europe region includes Europe, Middle East and India. 2Growth rate is calculated for 2009E to 2011P, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. Sales Premiums, Fees & Other Revenues

2008 2006 2007 2009E 2010P 2011P 175 1925.3 2203.7 813 2080 4388 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 UK: Growing Retirement Opportunity 2008 2006 2007 2009E 2010P 2011P 350 1925.3 2203.7 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 350 1,000 - 1,100 ($ Millions) 1,450 - 1,550 $175 $800 - $900 $2,000 - $2,200 79% CAGR3 193% CAGR3 1,950 - 2,050 $4,300 - $4,500 500,000 per year will exit defined contribution plans1 10% will opt for variable annuities2 1 MetLife estimate based on 2008 ABI Statistics. 2 Watson Wyatt study, Strategic Planning for the At-Retirement Market, June 2009. 3Calculated using 2011P mid-points. Independent Financial Advisors Assets Under Management Limited competition Strong margins

2009E 2010P 2011P 2009E 2010P 2011P 2091 2475 2747 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 2009E 2010P 2011P 2009E 2010P 2011P 325 380 420 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 Latin America: Excellent Growth $2,000 - $2,200 14% CAGR2 $2,600 - $2,900 14% CAGR2 ($ Millions) ($ Millions) $2,400 - $2,600 $315 - $335 $360 - $400 $400 - $440 1Premiums, fees and other revenues. 2Growth rate is calculated for 2009E to 2011P, mid-point to mid-point. 32009E based on normalized operating earnings. See slide 7. See Appendix for non-GAAP financial information definitions and/or reconciliations. Premiums, Fees & Other Revenues Operating Earnings 2005-2009E CAGR Constant FX CAGR Sales 27% 30% PFO1 7% 11% Operating Earnings 15% 21% 3

MetLife Mexico...We Stand Alone 27% market share Over 6 million customers 1Mexican Insurance Association (AMIS): based on Mexican Statutory Direct Premium. ($ Billions) 2008 Direct Premium1 Life, Medical and Personal Accident

2009E 2010P 2011P 2009E 2010P 2011P 51 63 72 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 2009E 2010P 2011P 2009E 2010P 2011P 21 31 39 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 Mexico: Rapid Growth in Private Sector $20 - $22 36% CAGR4 $29 - $33 $37 - $41 19% CAGR4 $50 - $52 $61- $65 $70 - $74 ($ Millions) ($ Millions) Approximately $20 billion annual medical out of pocket expense1 Untapped individual market of 11 million people2 Attractive large and mid-sized employer market, over 16,000 companies3 Individual Private Sales Institutional Private Sales 1Mexican Association of Insurance Agents, 2007. 2National Institute of Statistics and Geography, 2008. 3Mexican Social Security Institute, 2008. 4Growth rate is calculated for 2009E to 2011P, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. Large medical network of 550 hospitals and 7,000 doctors Healthy profit margins

2008 2009E 2010P 2011P 2011P 128 230 500 850 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 2008 2009E 2010P 2011P 2011P 4000 10000 13000 15000 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 Brazil Dental: Significant Growth Opportunity 4,000 9,800 - 10,200 12,000 - 14,000 128,000 220,000 - 240,000 475,000 - 525,000 55% CAGR2 88% CAGR2 14,000 - 16,000 825,000 - 875,000 1 MetLife estimate based on National Health Agency data. 2Calculated using 2011P mid-points. 3Includes in-force and estimated covered lives. 90% of employees, 28 million, have no dental coverage Growing and attractive mid-sized employer market of 60,000 companies1 Dentists in Network Covered Lives3 MetLife dental expertise Leverage 5,800+ broker network

2009E 2010P 2011P 2009E 2010P 2011P 210 250 300 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 2009E 2010P 2011P 2009E 2010P 2011P 1672 1998 2316 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 Asia Pacific: A Powerful Growth Driver $1,600 - $1,750 17% CAGR2 $2,200 - $2,400 20% CAGR2 ($ Millions) ($ Millions) $1,900 - $2,100 $200 - $220 $230 - $270 $280 - $320 Premiums, Fees & Other Revenues1 Operating Earnings 2005-2009E CAGR Constant FX CAGR Sales 16% 12% PFO1 12% 16% Operating Earnings 34% 34% 1Premiums, fees and other revenues. 2Growth rate is calculated for 2009E to 2011P, mid-point to mid-point. 32009E based on normalized operating earnings. See slide 7. See Appendix for non-GAAP financial information definitions and/or reconciliations. 3

2009E 2010P 2011P 2009E 2010P 2011P 720 932 1248 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 2009E 2010P 2011P 2009E 2010P 2011P 5058 5990 6651 1050 1500 2000 APAC 1070.2 1345.3 1607.2 1700.4 EMEI 130.8 284.7 303.5 410.3 Korea: Agency Expansion Fuels Growth 4,900 - 5,100 5,900 - 6,100 6,400 - 6,600 14% CAGR3 32% CAGR3 $700 - $740 $910 - $950 $1,200 - $1,300 ($ Millions) 1OECD Economic Outlook #86, November 2009. 2Total sales includes agency and bank channel. 3Growth rate is calculated for 2009E to 2011P, mid-point to mid-point. See Appendix for non-GAAP financial information definitions and/or reconciliations. Fastest economic recovery1 Growth opportunity in the life insurance market Professional Agency Count Total Sales2 Strong profit margins Flight to quality for agents

Japan: Growth Opportunity; Consistent Leadership 3Q09 - #4 2008 - #1 2007 - #1 2006 - #2 2005 - #4 2005 2006 2007 2008 2009E VA 0.11 0.15 0.15 0.12 0.11 FA 0.06 0.07 0.12 0.14 0.13 15% 7% 15% 12% 14% 12% 11% 13% 11% 6% Aging population, over $8 trillion in low yielding bank deposits1 Transient competitive landscape 1Bank of Japan Flow of Funds, JP Morgan, March 2008. 2Market share and rank are based on MSI MetLife market research, Japan fiscal year April 1st - March 31st. See Appendix for non-GAAP financial information definitions and/or reconciliations. MSI MetLife - Sales Market Share2 Sales Market Rank2 MetLife stability and commitment Attractive margins

2007 2008 2009E 2010P 2011P 21.9 22.64 27.99 29.14 30.62 Japan: Maintaining Leadership Going Forward ($ Billions) $22 $23 $27 - $29 $28 - $30 $30 - $33 10% CAGR2 #2 in variable annuity assets under management1 Assets Under Management 1Hoken Mainichi News, March 2009. 2Calculated using 2011P mid-points.

See Appendix for non-GAAP financial information definitions and/or reconciliations. Accelerating Growth in 2010 Sales 20% - 22% Premiums, Fees & Other Revenues 19% - 21% Normalized Operating Earnings 14% - 16%

Disciplined Growth Margin Improvement ROE Expansion Key Takeaways:

Appendix

Explanatory Note on Non-GAAP Financial Information The historical and forward-looking financial information presented at Investor Day and contained in these presentations include performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife, Inc. analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to MetLife, Inc.'s common shareholders, operating earnings available to MetLife, Inc.'s common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting, net of income tax, each of which can fluctuate significantly from period to period, and adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax, discontinued operations other than discontinued real estate, net of income tax, and net income (loss) attributable to noncontrolling interests, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to MetLife, Inc.'s common shareholders, operating earnings available to MetLife, Inc.'s common shareholders per diluted common share and operating return on common equity should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.'s common shareholders, GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share and return on common equity, respectively. Operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net investment gains and losses, net of income tax; adjustments related to net investment gains and losses, net of income tax; adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting, net of income tax; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax; and discontinued operations other than discontinued real estate, net of income tax. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to MetLife, Inc.'s common shareholders is defined as operating earnings less preferred stock dividends. All references in these slides and in the presentations made at Investor Day to "operating earnings" should be read as references to "operating earnings available to MetLife, Inc.'s common shareholders."

Explanatory Note on Non-GAAP Financial Information (Continued) Operating earnings available to MetLife, Inc.'s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. All references in these slides and in the presentations made at Investor Day to "operating earnings per share" should be read as references to "operating earnings available to MetLife, Inc.'s common shareholders per diluted common share." Operating return on common equity is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by average MetLife, Inc. common equity for the period indicated, excluding accumulated other comprehensive income. Managed Assets (as defined below) is a financial measure based on methodologies other than GAAP. MetLife, Inc. utilizes "Managed Assets" to describe assets in its investment portfolio which are actively managed, available for sale and reflected at estimated fair value. MetLife, Inc. believes the use of Managed Assets enhances the understanding and comparability of its investment portfolio by excluding assets such as policy loans, other invested assets, and mortgages held for sale, as substantially all of those assets are not actively managed in MetLife, Inc.'s investment portfolio. Trading securities are also excluded, as these securities are not classified as available for sale. Mortgages and consumer loans and real estate and real estate joint ventures have also been adjusted from carrying value to estimated fair value. A reconciliation of Managed Assets to Total Investments is included in this Appendix. Additional information about MetLife, Inc.'s investments is available in MetLife, Inc.'s Quarterly Financial Supplements for the corresponding periods which may be accessed through the Investor Relations portion of MetLife, Inc.'s website (www.metlife.com). Non-GAAP measures, such as Managed Assets, should not be viewed as substitutes for the most directly comparable GAAP measures. For the historical periods presented, reconciliations of the non-GAAP measures used in the presentations made at Investor Day to the most directly comparable GAAP measures are included in this Appendix and are on MetLife, Inc.'s website (www.metlife.com). Additional information about MetLife, Inc.'s historical financial results is also available in MetLife, Inc.'s Quarterly Financial Supplements for the corresponding periods which may be accessed through MetLife, Inc.'s website. The non-GAAP measures used in the presentations made at Investor Day should not be viewed as substitutes for the most directly comparable GAAP measures.

Explanatory Note on Non-GAAP Financial Information (Continued) In the presentations made at Investor Day, MetLife, Inc. provides guidance on its future earnings, earnings per diluted common share and return on common equity on an operating and non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife, Inc. believes it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.

Table of Contents Definitions 6 Reconciliations: Reconciliation of Net Income Available to MetLife Inc.'s Common Shareholders 9 Reconciliation of Operating Expenses and Expense Ratio 11 Reconciliation of Total Investments to Managed Assets 12 Metrics: U.S. Business 13 Institutional 15 Individual 21 Auto & Home 25 International 27 MetLife Bank 29 Other Information 31

Definitions

Definitions Sales (Total Company): Variable annuity sales are on a VARDS basis. Sales (Institutional): Sales include annualized revenue at issue and initial deposit. Sales (Individual Business): Variable annuity sales are on a VARDS basis. Fixed annuity and Life sales are on a LIMRA basis. Sales (International): Sales include annualized full year premiums and fees from risk and protection products such as life insurance, credit insurance, AD&D, etc., and include joint ventures in Japan and China.

Reconciliations

Reconciliation of Net Income Available to MetLife, Inc.'s Common Shareholders to Operating Earnings Available to MetLife, Inc.'s Common Shareholders - Total Company

Reconciliation of Net Income Available to MetLife, Inc.'s Common Shareholders to Operating Earnings Available to MetLife, Inc.'s Common Shareholders

Reconciliation of Operating Expenses and Expense Ratio

Reconciliation of Total Investments to Managed Assets

U.S. Business Metrics

U.S. Business: 2009 - 2010 Targets

Institutional Metrics

Institutional: 2009 - 2010 Targets

Institutional: 2009 - 2010 Operating Earnings

Group Life: Key Metrics

Retirement & Savings: Key Metrics

Non-Medical Health: Key Metrics

Individual Metrics

Individual: 2009 - 2010 Targets

Individual: 2009 - 2010 Operating Earnings

Individual: 2009 - 2010 Premiums, Fees & Other Revenues

Auto & Home Metrics

Auto & Home: 2009 - 2010 Targets

International Metrics

International: 2009 - 2010 Targets

MetLife Bank Metrics

MetLife Bank: 2009 - 2010 Targets

Other Information

U.S. Business Realignment: Operating Earnings ($ Millions)

International: Key 2010 Assumptions Equity markets TOPIX +7% KOSPI +5% Hang Seng +7% FTSE +6% Foreign exchange rates per U.S. Dollar Mexican Peso - 13.0 Korea - 1150 Japanese Yen - 96.5 Chilean Peso - 546.25 Economic growth (GDP) Mexico - 2.5 to 3.0% Korea - 3.5 to 4.0% Japan - 1.5 to 2.0%

[] []

Gwenn L. Carr
Executive Vice President,
Office of the Chairman
MetLife, Inc.
Gwenn L. Carr is executive vice president, Office of the Chairman for MetLife, Inc. In addition to serving as chief of staff for MetLife’s chairman & CEO, C. Robert Henrikson, Carr is responsible for the corporate secretary’s office as well as the shareholder services, corporate communications, executive services and corporate contributions organizations. She is also chairman of the board of MetLife Foundation.
In addition to providing counsel to MetLife’s CEO, Carr has worked closely with MetLife’s board of directors and chairs MetLife’s communications forum, which consists of senior representatives from the company’s public relations, internal communications, brand management, government relations and investor relations functions to assure alignment and consistency of the company’s communications. Carr joined MetLife as corporate secretary in 1999, a position she held until 2009 when she became a member of MetLife’s executive group and assumed additional responsibilities. She was named chief of staff in 2007.
Carr joined MetLife after having served as vice president, secretary and associate general counsel of ITT Corporation. She joined ITT in 1988 as senior counsel, corporate development, providing legal advice with respect to ITT’s corporate acquisitions, divestures and mergers before being elected vice president and secretary of ITT in 1990.
Before joining ITT, Carr had been a member of the law departments of AT&T and American Natural Resources Company. At both companies, in addition to providing legal advice with respect to corporate governance matters, Carr was responsible for providing legal advice on corporate finance transactions, acquisitions, divestitures and strategic alliances, as well as compliance with federal securities laws. She also served as vice president and secretary of American Natural. Earlier in her career, she served as an assistant United States attorney for the Eastern District of Michigan.
Carr is a former director of the Lawyers Alliance for New York, a member of the Advisory Board of the Corporate Governance Institute at the University of Delaware and a former member of the IRRC Advisory Board. Since 1990, Carr has spoken frequently about corporate governance issues at seminars and conferences. She also has been a guest lecturer at Pace University Law School. Carr is a former chairman of the American Society of Corporate Secretaries, a former chairman of the Investor Responsibility Research Center and a former president of the Stockholder Relations Society of New York. She also previously was a director of the YWCA of the City of New York and the United Way of New York City. Carr is a graduate of Michigan State University and the MSU College of Law.
# # #

Donnalee A. DeMaio
President & CEO
MetLife Bank
Donnalee A. DeMaio is president and CEO of MetLife Bank as well as chair of its board of directors. In this role, DeMaio has overall responsibility for the bank, including strategy and implementation. She was named to this position in July 2005. MetLife Bank has approximately $14 billion in assets, over 500,000 customers and is listed among the top 120 U.S. banks.
In 2008, MetLife Bank — under DeMaio’s direction — completed two acquisitions in the mortgage industry. MetLife Bank now ranks among the top three reverse mortgage originators and the top 10 mortgage originators. Additionally, MetLife Bank is recognized as one of the top 15 mortgage servicers, servicing over 500,000 mortgages.
From 2002 to 2005, DeMaio served as chief financial officer for MetLife Bank, where she was a key contributor on the bank’s leadership team. She had responsibility for all areas of investment, asset liability management, financial reporting, cash management, compliance and lending. She has made significant contributions as MetLife Bank experienced rapid growth, seeing its deposits jump from $354,000 in 2002 to $8.4 billion as of September 30, 2009.
Before joining MetLife, DeMaio was a partner at PricewaterhouseCoopers LLP in the banking practice and the national office. DeMaio is a member of the MBA executive task force on reverse mortgages and has been listed on U.S. Banker’s list of the “25 Most Powerful Women in Banking.” She volunteers in her community on behalf of the Food Allergy Network and Habitat for Humanity and has served on the boards of the Women’s Venture Fund, the Regional Business Assistance Corporation and the March of Dimes. DeMaio is also a supporter and sponsor of INROADS.
DeMaio received a bachelor’s degree, summa cum laude, from Muhlenberg College and is a certified public accountant and certified internal auditor. She is a member of both The American Institute of Certified Public Accountants and The New Jersey Society of Certified Public Accountants.
# # #

C. Robert (Rob) Henrikson
Chairman, President & Chief Executive Officer
MetLife, Inc.
C. Robert (Rob) Henrikson is chairman of the board, president and chief executive officer of MetLife, Inc. (NYSE: MET), the largest life insurer in the U.S. and a leading provider of insurance and financial services to more than 70 million customers worldwide.
Appointed CEO and chairman in March and April 2006, respectively, Henrikson has led MetLife to achieve record financial results while capitalizing on emerging trends in several markets around the globe. In 2008, MetLife earned $49 billion in annual revenue and ranked 39th on the most recent FORTUNE 500® list. MetLife was named by Forbes as the best managed insurance company in the U.S. for 2008.
Henrikson has positioned MetLife to expand its domestic leadership positions and capitalize on emerging life, annuity and retirement markets outside the U.S. In addition to counting over 90 of the top one hundred FORTUNE 500® companies among its corporate clients, MetLife is a leading provider of group insurance and retirement & savings offerings, including group life, group dental and institutional annuities. MetLife also is the largest life insurer in Mexico, and has strong and growing positions in several markets, including Japan, South Korea and Chile. The company offers products and services to customers in the U.S., Latin America, Asia Pacific and Europe.
Henrikson is a board member and chairman of the American Council of Life Insurers, chairman of the Financial Services Forum and a board member emeritus of the American Benefits Council. He also serves on the board of directors of The New York Botanical Garden and the New York Philharmonic, and is a trustee of the American Museum of Natural History.
Henrikson received a B.A. from the University of Pennsylvania and a J.D. from Emory University School of Law. His dedication to both institutions continues, serving as chairman of the board of Wharton’s S.S. Huebner Foundation for Insurance Education and as a trustee of Emory University.
He resides in Connecticut with his wife of more than 30 years, Mary. They have two grown sons and two grandsons.
# # #

Steven A. Kandarian
Executive Vice President
& Chief Investment Officer
MetLife, Inc.
Steven A. Kandarian is executive vice president and chief investment officer of MetLife, Inc. He joined the company in April 2005. As CIO, Kandarian is responsible for MetLife’s investment department and the company’s $338 billion general account portfolio.
Since joining MetLife, Kandarian has overseen a number of initiatives and strategies that have benefited MetLife’s investment portfolio and contributed to MetLife’s bottom line. Under his leadership, MetLife identified the housing bubble early and reduced its exposure to sub-prime mortgage-backed securities, raised the overall quality of its corporate credit portfolio, and increased its focus on low loan-to-value commercial and agricultural mortgages. In 2009, Kandarian assumed responsibility for MetLife’s Global Brand and Marketing Services department. In addition, he is leading MetLife’s enterprise-wide strategic initiatives.
Prior to joining MetLife, Kandarian was the executive director of the Pension Benefit Guaranty Corporation (PBGC) from 2001 to 2004. He made the public case for comprehensive reform of the pension funding rules to put the defined benefit system and the PBGC on a sound financial footing. In addition, under Kandarian’s leadership, the PBGC adopted a new investment policy ensuring that, going forward, its assets be structured to better match liability durations.
Before joining the PBGC, Kandarian was founder and managing partner of Orion Partners, LP. From 1990 to 1993, he served as president and founder of Eagle Capital Holdings, where he formed a private merchant bank to sponsor equity investments in small and mid-sized businesses. Prior to establishing Eagle Capital Holdings, from 1984 to 1990, he was managing director of Lee Capital Holdings, a private equity firm based in Boston.
Previously, he held positions in corporate merger and acquisitions and leveraged buyouts at State Street Bank and Trust and LCB Holdings, Inc. Prior to joining LCB, Kandarian was an investment banker with Houston-based Rotan Mosle, Inc., where he had responsibility for a broad range of projects, including initial public offerings, mergers and acquisitions and private placements.
Kandarian previously served as a member of the board of trustees for MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Premier Funds. He received a B.A. from Clark University, a J.D. from Georgetown University Law Center, and a M.B.A. from Harvard Business School.
# # #

James Lipscomb
Executive Vice President & General Counsel
MetLife, Inc.
James Lipscomb is executive vice president and general counsel of MetLife, Inc. He was named to this position in July 2003.
Lipscomb oversees the company’s legal affairs group with responsibility for the global operation of the MetLife law, government and industry relations and corporate compliance departments. He also provides advice to the board of directors and management on corporate governance and business operations.
From 2001 to 2003, Lipscomb served as senior vice president and deputy general counsel. Prior to this role, he was president and chief executive officer of Conning Corporation, a former MetLife subsidiary, and oversaw its asset management portfolio, private equity group, real estate loan origination and servicing platform, equity broker dealer and insurance industry research group. In addition, Lipscomb led MetLife’s corporate planning and strategy department from 1998 to 2000. He also served as a senior vice president in MetLife’s real estate investments department. Lipscomb first joined MetLife in 1972 as an attorney.
Throughout his career, Lipscomb has held leadership positions in various local, state and national legal organizations, including the American College of Real Estate Lawyers, the State Bar of California and the Association of the Bar of the City of New York, where he served as treasurer and a member of the executive committee. He has spoken widely on many legal topics.
His civic affiliations include serving as chairman of the Citizens Budget Commission of New York, trustee of the Practising Law Institute, director of Graffiti Ministries, Inc. and a member of the Economic Club of New York as well as the Center of Hope (Haiti), Inc. Advisory Board. Lipscomb also serves as a member of the board of directors of several MetLife subsidiaries — General American Life Insurance Company, Metropolitan Property and Casualty Insurance Company and MetLife Foundation.
Lipscomb received a B.A. from Howard University, a J.D. from Columbia University Law School and a L.L.M. (Corporations) from New York University. He is a member of the state bar in New York and California and the federal bar in the Northern District of California, the Southern District of New York, the Second Circuit and the U.S. Supreme Court.
In 2009, Lipscomb was named to Black Enterprise Magazine’s 30 Top Corporate Counsels list. He also appeared on Inside Counsel Magazine’s 2006 list of the top 50 most influential in-house counsel in North America and was recognized especially for diversity initiatives.
# # #

Maria R. Morris
Executive Vice President,
Technology & Operations
MetLife, Inc.
Maria R. Morris is executive vice president and head of technology and operations for MetLife, Inc. She was appointed to this position in January 2008.
In this role, Morris oversees MetLife’s information technology group, the customer sales and service group, global capability sourcing, internal audit and corporate real estate and services.
Previously, Morris served as executive vice president, employee benefits sales within MetLife’s Institutional Business segment. Since December 2005, she oversaw the group insurance and retirement and savings sales forces that generated approximately $14 billion in annual revenue. Under Morris’s leadership, the business achieved record sales and drove strong revenue growth.
From 2003 to 2005, Morris served as senior vice president of group insurance sales and individual disability. In this role, she was responsible for MetLife’s small business center, group regional operations and individual disability product and sales. In 2004, she assumed oversight of the company’s National Accounts organization as well as voluntary benefits and group insurance service operations.
As the vice president of MetLife’s group disability business from 2000 to 2003, Morris had profit and loss responsibility overseeing product development and management as well as claims operations. From 1996 to 2000, Morris had similar responsibilities for MetLife’s dental product and also managed the preferred dentist network. Under her leadership, revenue grew 20% and profitability grew 200%, while an efficient claims model was implemented. Morris joined MetLife in 1984, first as an account administrator in the company’s National Accounts organization, and then held a number of roles with increasing responsibility.
Morris is a selected member of the YWCA Academy of Women Achievers. In 2005, she was recognized by Profiles in Diversity Journal magazine as a number of “Women to Watch.” Morris serves on several boards, including MetLife Services East Private Limited, MetLife Global Operations Support Center Private Limited, Metropolitan Property and Casualty Insurance Company and MetLife Securities, Inc. She is also a member of the boards of INROADS, Inc. and All Stars Project, Inc., non-profit organizations focused on developing young people. Morris holds a B.A. from Franklin and Marshall College, magna cum laude, where she was elected to Phi Beta Kappa.
# # #

William J. Mullaney
President, U.S. Business
MetLife, Inc.
William J. Mullaney is president, U.S. Business for MetLife, Inc. Mullaney was named to this position in August 2009 upon MetLife’s combination of its Institutional and Individual Businesses, as well as the Auto & Home unit, into one organization.
MetLife is a leading provider of life insurance, annuities, dental and disability insurance as well as retirement and savings products. The U.S. Business serves over 60,000 group customers, including over 90 of the top one hundred FORTUNE 500® companies, and provides protection and retirement solutions to millions of individuals. In 2008, the U.S. Business represented combined premium, fees and other revenues of $28 billion, with over $2.7 billion in operating earnings.
From January 2007 through July 2009, Mullaney was president, Institutional Business, which provided insurance and retirement benefits to employers of all sizes in the United States. During his first year as the head of Institutional Business, Mullaney oversaw the achievement of record top and bottom line results. In 2008, Institutional Business generated $16.6 billion in premiums, fees and other revenues as well as $1.7 billion in operating earnings. At the end of 2008, MetLife continued to hold the number one position in many group insurance markets, including group life, group dental, institutional annuities and group auto & home.
Previously, Mullaney served as the president of MetLife Auto & Home, MetLife’s $3 billion personal lines property & casualty subsidiary that insures nearly 4 million autos and homes nationwide. Under his leadership, Auto & Home delivered record operating earnings despite some of the worst hurricanes in U.S. history. At the same time, the company distinguished itself for its quick and compassionate response to customers affected by these natural disasters.
From 2002 through 2004, Mullaney served as senior vice president for claims and customer service at Auto & Home, where he oversaw claims, business operations and customer service. From 1998 to 2002, he was responsible for MetLife’s voluntary benefits business. During the four years he ran this business, revenue increased by 50%. He joined MetLife in 1982.
Mullaney serves as a member of the board of directors for the Employee Benefit Research Institute, MetLife Auto & Home, MetLife Europe Limited, MetLife Bank and MetLife Foundation. He also is the chairman of the New York Blood Center’s Volunteer Leadership Campaign. In 2007 and 2008, Mullaney was named to Irish America Magazine’s “Business 100,” recognizing the top 100 Irish-American business leaders in the United States. He received a B.A. from the University of Pittsburgh, his M.B.A. from Pace University and a chartered life underwriter designation from The American College.
# # #

Conor Murphy
Vice President, Investor Relations
MetLife, Inc.
Conor Murphy is vice president and head of investor relations for MetLife, Inc. He was appointed to this position in November 2007.
In this role, Murphy manages the coordination and execution of presenting MetLife’s financial results, messages and strategies to the analyst and investor community.
Before being named to his current position, Murphy was vice president and chief financial officer for MetLife’s investments department since July 2002. His various responsibilities included financial reporting & analysis, investment income projections, performance measurement & attribution, portfolio valuation and the Sarbanes-Oxley processes for investments.
Prior to joining the investments department, Murphy served in MetLife’s internal audit department, where he was responsible for various groups, including investments and investment affiliate auditing operations. Affiliate operations included investment advisor, mutual fund, broker dealer and trust company subsidiaries. He was also responsible for the Reinsurance Group of America (RGA) audit functions. MetLife, Inc. was the beneficial owner of approximately 52% of RGA’s outstanding shares before divesting its majority stake in the company in September 2008.
Murphy joined MetLife in October 2000 after seven years with PricewaterhouseCoopers LLP, where he served in the New York Financial Services Industry Practice. Prior to PricewaterhouseCoopers, he spent five years with Grant Thornton LLP in Dublin, Ireland.
Murphy is a founding trustee of Cristo Rey New York High School and a past president of the Association of Chartered Accountants in the United States. In 2008 and 2009, Murphy was among a select group of 50 Irish-American business leaders honored at the annual “Wall Street 50” awards.
He is a certified public accountant and a member of the Massachusetts Society of CPAs. Murphy is also a chartered accountant and a fellow of the Institute of Chartered Accountants in Ireland.
# # #

William J. Toppeta
President, International
MetLife, Inc.
William J. Toppeta is president, International for MetLife, Inc. He was named to this position in July 2001 and is responsible for all of the company’s insurance and employee benefits businesses outside the United States. Under his leadership, MetLife continues to expand its operations in three key regions outside of the U.S.: Latin America, Asia Pacific and Europe.
Since Toppeta was named president, International’s revenues have grown from $1.2 billion in 2001 to $5.8 billion in 2008. Partially as a result of MetLife’s 2005 acquisition of substantially all of Citigroup Inc.’s international insurance businesses, MetLife’s presence outside the U.S. has expanded to now reach over 17 million customers in multiple countries and territories.
Toppeta has focused MetLife’s International business on growth — both organically and through acquisitions. He was the principal architect of MetLife’s acquisition and integration of Aseguradora Hidalgo S.A. in Mexico, where MetLife is now the largest life insurer. He also expanded MetLife’s operations in South Korea, Chile, Brazil, India and China.
Prior to assuming his current role, Toppeta served as MetLife’s president of client services and chief administrative officer from 1999 to 2001. Prior to this position, he oversaw MetLife’s Individual Business segment after having led the U.S. career agency sales force for three years. In 1995, he was named senior vice president to lead MetLife’s corporate reengineering department.
After being named vice president and deputy general manager of MetLife’s Canadian operations in 1992, he became president and CEO of Metropolitan Life’s Canadian operations in 1993. Early in his career Toppeta served as executive assistant to former CEO, Richard R. Shinn. He began his career at MetLife in 1973 as an attorney in the law department.
Toppeta is chairman of the Coalition of Services Industries, chairman of the International Committee of the American Council of Life Insurers and a member of the Executive Committee of the U.S. — Korea Business Council. He also serves on the boards of directors of the Council of the Americas and of the Korea Society. He is a director of MetLife Foundation and several MetLife subsidiaries. Toppeta is also a member of the Executive Committee of the Fordham University President’s Council.
He holds a B.A. from Fordham College as well as a J.D. and a LL.M from New York University’s School of Law.
# # #

William J. Wheeler
Executive Vice President
& Chief Financial Officer
MetLife, Inc.
William J. Wheeler is executive vice president and chief financial officer of MetLife, Inc. He was named to this position in December 2003.
As chief financial officer, Wheeler is responsible for overseeing all financial management matters for MetLife. This includes financial reporting, treasury, corporate actuarial, risk management, tax, investor relations and mergers and acquisitions. Wheeler is also the executive officer responsible for MetLife Bank, which offers retail banking products, including money market accounts, certificates of deposit, residential mortgages and reverse mortgages.
As CFO, Wheeler has managed a number of capital management strategies and related transactions that enhanced MetLife’s financial strength and increased its liquidity at a time of severe capital market constraints, while simultaneously achieving significant annualized expense savings and implementing a number of risk management initiatives for MetLife. Wheeler also led several strategic transactions, including the company’s tax-free split-off of its majority stake in Reinsurance Group of America, Incorporated and the acquisition of Travelers Life & Annuity and related international insurance businesses from Citigroup Inc. — MetLife’s largest acquisition in its 141-year history.
Prior to becoming CFO, Wheeler oversaw business development, product management and marketing activities for the company’s Individual Business and also served as chief financial officer of Institutional Business, overseeing financial reporting and planning, as well as expense management for that segment. Wheeler joined MetLife in 1997 as treasurer and played a key role in preparing MetLife to become a public company. He oversaw certain aspects of the demutualization, the development of investor relations and shareholder services organizations, and management of the initial public offering process.
Before joining MetLife, Wheeler was an investment banker for ten years at Donaldson, Lufkin & Jenrette (DLJ). During his career at DLJ, he managed a variety of transactions, including equity and debt financings, mergers and acquisitions, leveraged buyouts, financial advisory and restructurings in a number of different industries, including the insurance industry.
Wheeler is a member of Wabash College’s board of trustees. He holds an M.B.A. from Harvard Business School and also received an A.B., magna cum laude, and was awarded Phi Beta Kappa from Wabash College.
# # #